SUMMARY PROSPECTUS	AUGUST 1, 2024
Pear Tree Essex Environmental Opportunities Fund	Ordinary Shares: EEOFX Institutional Shares: GEOSX R6 Shares: GEORX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.peartreefunds.com/fund-literature. You may also obtain this information at no cost by calling 1-800-326-2151 or by sending an email request to info@peartreefunds.com. The current prospectus and statement of additional information dated August 1, 2024, as amended, are incorporated by reference into this summary prospectus.

Investment Objective: Long-term growth of capital.

Fee Table and Expenses of Environmental Opportunities Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of Environmental Opportunities Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares	R6 Shares
Management Fees	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses	0.36%	0.35%	0.22%
Total Annual Fund Operating Expenses	1.51%	1.25%	1.12%
Fee Waiver and/or Expense Reimbursement (2)	0.27%	0.26%(1)	0.17%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (2)	1.24%	0.99%(1)	0.95%

(1)The Manager, in its capacity as transfer agent, has contractually agreed until July 31, 2025 to waive such portion of the fees that it would otherwise receive for serving as transfer agent such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of the net assets of the Fund attributable to Institutional Shares. This fee waiver does not apply to Ordinary Shares or R6 Shares. This fee waiver agreement only may be terminated with the consent of the Trustees. The Manager does not have the right to recoup from Environmental Opportunities Fund amounts that it has waived under that agreement.

(2)The Manager has contractually agreed until July 31, 2025 to reimburse such portion of the expenses of the Fund attributable to Ordinary Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to Ordinary Shares, Institutional Shares and R6 Shares, excluding AFFE and extraordinary expenses, is not greater than 1.24 percent of the Fund’s net assets attributable to Ordinary Shares, 0.99 percent of the Fund’s net assets attributable to Institutional Shares, and 0.95 percent of the Fund’s net assets attributable to R6 Shares. The Manager has the right to recoup from the Fund amounts for certain expenses reimbursed by the sub-adviser for the benefit of the Fund’s predecessor fund. Pursuant to the Fund’s expense reimbursement agreement, if the actual amount of Fund expenses attributable to Institutional Shares and/or R6 Shares, determined as a percentage of the Fund’s net assets attributable to such share class, are less than the amount of Fund expenses determined using the percentage reimbursement caps applicable to the Fund share classes, the Manager may recoup an amount up to the amount of such difference, provided that the amount of recoupment may not exceed the recoupment amounts due to the sub-adviser from the predecessor fund, and the amount of recoupment does not cause the Fund’s expenses to exceed the percentage reimbursement caps applicable to the Fund share classes. In addition, the Manager shall not be entitled to any recoupment of reimbursed expenses at any time three years after such expenses had been reimbursed, and the Manager assigns its right to recoupment under the Fund’s expense reimbursement agreement to the sub-adviser. The maximum amount that may be recouped by the Manager through August 31, 2024 is $145,592. No amounts were recouped by the Manager in the fiscal year ended March 31, 2023 or March 31, 2024.

Example

This example is intended to help you compare the cost of investing in Environmental Opportunities Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Environmental Opportunities Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that Environmental Opportunities Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that the fee waiver and expense reimbursement agreements currently in effect expire July 31, 2025; therefore, amounts for 3-, 5- and 10-year periods do not include any adjustment to reflect any fee waivers or expense reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Shares	$126	$451	$798	$1,779
Institutional Shares	$101	$371	$661	$1,488
R6 Shares	$ 97	$339	$600	$1,348

Portfolio Turnover

Environmental Opportunities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Environmental Opportunities Fund’s performance. During the most recent fiscal period, Environmental Opportunities Fund’s portfolio turnover rate was 47 percent of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, Environmental Opportunities Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities of clean-tech companies. A clean-tech company is a company that the Fund’s sub-adviser believes provides leading technology solutions to solve environmental challenges, primarily focusing on climate change. Environmental Opportunities Fund invests in companies across all market capitalizations, although it expects most to be small- and mid-cap companies (i.e., at the time of investment, a market capitalization at least $100 million and less than $10 billion). Equity securities in which Environmental Opportunities Fund may invest include common stocks and preferred stocks, as well as equity securities of foreign companies, either directly or through American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).

In managing Environmental Opportunities Fund’s portfolio, its sub-adviser uses its proprietary Global Environmental Opportunities Strategy (“GEOS”) to identify companies with a strong growth potential that are pursuing natural resource optimization and are engaged in finding energy efficiency solutions, lessening dependence on fossil fuels and limiting greenhouse gasses. GEOS focuses on approximately 100 issuers out of a universe of approximately 700 eligible issuers, each of which generates at least 25 percent of its revenues from one or more of nine “environmental investment themes”: Agricultural Productivity & Clean Fuels; Clean Technology & Efficiency; Efficient Transport; Environmental Finance; Power

Technology; Power Merchants & Generation; Renewable Energy; Low Carbon Commerce; and Water. In addition to its environmental assessment, the sub-adviser ranks the universe of stocks according to a number of factors, including growth in revenues, earnings and free cash flow, valuation, balance sheet strength, and capital efficiency. The sub-adviser also attempts to diversify the portfolio across geographies, industries, and environmental themes. Environmental Opportunities Fund will typically hold at any given time securities of between 35 and 75 issuers.

Environmental Opportunities Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.

Principal Investment Risks

It is possible to lose money by investing in Environmental Opportunities Fund. An investment in Environmental Opportunities Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings. The share price of Environmental Opportunities Fund may fall because of weakness in and external shocks to the stock markets, generally, weakness with respect to a particular industry in which Environmental Opportunities Fund has significant holdings, or weaknesses associated with one or more specific companies in which Environmental Opportunities Fund may have substantial investments.

Sector Concentration Risk. Environmental Opportunities Fund focuses its investments on a particular economic sector, clean-tech companies. Clean-tech companies may be adversely impacted by decreases in political support, government spending, public interest, withdrawal or non-renewal of tax credits, changes in legislation and by disruptive technologies. The fund’s performance relative to the market also may be impacted by whether the clean-tech sector is out of favor by investors. Similarly, the fund’s exclusion of investments in companies other than clean tech may adversely affect the fund’s relative performance at times when those other types of investments are performing well.

Mid- and Small-Capitalization Securities. Securities issued by mid- and small-cap companies tend to be more volatile than, and they typically present greater risks, than securities of larger companies. As a result, the performance of Environmental Opportunities Fund may be more volatile than a fund that invests only in large-cap stocks.

Growth Stock Investing. The growth investment style periodically comes into and falls out of favor with investors. Growth stocks generally are more volatile than the overall stock market.

Active Management Risk. The Sub-Adviser’s judgments about the attractiveness, value, or potential appreciation of Environmental Opportunities Fund’s investments may prove to be incorrect.

Foreign Securities. Environmental Opportunities Fund’s investments in or exposure to foreign securities (primarily through ADRs, securities traded on non-U.S. exchanges) and foreign securities traded on U.S. exchanges may be adversely affected by political and economic conditions overseas, reduced market liquidity, or decreases in foreign currency values relative to the U.S. dollar. The value of a foreign security may change materially at times when U.S. markets are not open to trading.

Liquidity Risk. To meet shareholder redemption requests and other cash requirements, Environmental Opportunities Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing Environmental Opportunities Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.

Cybersecurity and Technology Risk. Environmental Opportunities Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to different threats and risks that could adversely affect Environmental Opportunities Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to Environmental Opportunities Fund and its shareholders.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Past Performance

While the Environmental Opportunities Fund’s investment objective, principal investment strategies, and risks are identical to fund’s predecessor (the “Predecessor Fund”) and theoretically would have invested in the same portfolio of securities, the Environmental Opportunities Fund’s performance may be different than the performance of the Predecessor Fund due to, among other things, differences in fees and expenses.

The bar chart and table that follow provide some indication of the risks of investing in the Environmental Opportunities Fund by showing changes in the Predecessor Fund’s performance from year to year and by showing how the Predecessor Fund’s average annual total returns for one year and since inception compare with those of a broad-based securities market index. How the Predecessor Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Environmental Opportunities Fund will perform in the future. Updated performance information is available at www.peartreefunds.com.

Performance information shown prior to the close of business on August 31, 2021 is that of the Predecessor Fund. Accordingly, the returns of the Ordinary Shares in the bar chart and table are the returns of the Predecessor Fund’s Investor Class. Returns of the Institutional Shares shown in the table below reflect the returns of the Predecessor Fund’s Institutional Class.

Notes on Performance

The Predecessor Fund’s Investor Class and Institutional Class commenced operations on September 1, 2017. R6 Shares commenced operations on September 1, 2021.

Calendar Year Total Returns — Ordinary Shares The bar chart below provides performance information for Environmental Opportunities Fund’s Ordinary Shares.

Calendar year-to-date return of the Ordinary Shares of Environmental Opportunities Fund as of June 30, 2024 was 2.17%.

Highest/Lowest quarterly results during this time period were:

Best Quarter:	Q4 2020	37.95%
Worst Quarter:	Q1 2020	(23.30)%

Average Annual Total Returns for the periods ended December 31, 2023

	1 Year	5 Year	Since Inception (9/1/2017) (1)
Ordinary Shares Before Tax	(1.53)%	9.96%	5.42%
After Tax on Distributions	(1.53)%	9.51%	5.08%
After Tax on Distributions, with Sale	(0.90)%	7.98%	4.32%
Institutional Shares Before Tax	(1.28)%	10.25%	5.68%
R6 Shares Before Tax	(1.15)%	N/A	(15.05	)%(2)
MSCI World Index (reflects no deductions for fees, expenses or taxes) (3)	24.42%	13.38%	10.22%

(1)Inception of the Predecessor Fund.

(2)Inception 9/1/2021.

(3)The MSCI World Index captures large and mid-cap representation across 23 Developed Markets (DM) countries. With 1,465 constituents as of 03/31/2024, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The index returns assume the reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the index.

After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

Management

Environmental Opportunities Fund is managed by Pear Tree Advisors, Inc. and is sub-advised by Essex Investment Management Company, LLC (“Essex”). The following employees of Essex serve as the portfolio managers of Environmental Opportunities Fund and are jointly responsible.

Investment Team	Position at Essex	Manager of the Fund Since
William H. Page	Senior Vice President & Senior Portfolio Manager	2021*
Robert J. Uek	Co-Chief Executive Officer & Senior Portfolio Manager	2021*

*Managed Predecessor Fund since inception.

Buying and Selling Fund Shares

You may buy or sell shares of Environmental Opportunities Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary, and, in the case of R6 Shares, by contacting your retirement plan administrator or recordkeeper.

Initial Investment Minimum	Contact Information

Ordinary Shares: $2,500*
Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*

Institutional Shares: $1,000,000* Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0

R6 Shares: $100,000**
Certain wrap programs, registered advisers, certain government plans, Pear Tree Fund affiliates and employees $0

Mail:Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com

*May be waived by the Pear Tree Fund’s transfer agent.

**May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund’s portfolio management team.

Ongoing Investment Minimum

Ordinary Shares: 50 shares
Institutional Shares: 50 shares
R6 Shares: None

Tax Information

Environmental Opportunities Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Environmental Opportunities Fund through a broker-dealer or other financial intermediary (such as a bank), Environmental Opportunities Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Environmental Opportunities Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.